Exhibit 4.1

Execution Copy

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated September 9, 2014 (this “Agreement”) is entered into by and among Group 1 Automotive, Inc., a Delaware corporation (the “Company”), the guarantors listed in Schedule 1 hereto (the “Initial Guarantors”), and J.P. Morgan Securities LLC (“J.P. Morgan”), on behalf of itself and as representative of the other several initial purchasers named in Schedule I to the Purchase Agreement (the “Initial Purchasers”).

The Company, the Initial Guarantors and J.P. Morgan and the other several Initial Purchasers are parties to the Purchase Agreement dated September 4, 2014 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $200,000,000 aggregate principal amount of the Company’s 5.000% Senior Notes due 2022 (the “Securities”) which will be guaranteed on an unsecured senior basis by each of the Guarantors. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Initial Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

The Securities are to be issued pursuant to Section 2.16 under the Indenture (as defined below). The Company has previously issued $350,000,000 aggregate principal amount of 5.000% Senior Notes due 2022 (the “Initial Securities”). The Securities constitute an offering of “Additional Notes” (as such term is defined in the Indenture) under the Indenture.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Company that executes a Guarantee under the Indenture after the date of this Agreement.

“Additional Interest” shall have the meaning set forth in Section 2(d) hereof.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Closing Date” means June 2, 2014, the date of issuance of the Initial Securities.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior unsecured notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” shall mean each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Guarantees” shall mean, as the context may require, the guarantees of the Securities and guarantees of the Exchange Securities by the Guarantors under the Indenture.

“Guarantors” shall mean the Initial Guarantors, any Additional Guarantors and any Guarantor’s successor that Guarantees the Securities.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that, for purposes of Section 4 and Section 5 hereof, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of June 2, 2014 among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

“Initial Guarantors” shall have the meaning set forth in the preamble.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiv) hereof.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“J.P. Morgan” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its “affiliates” (as such term is defined in Rule 405 of the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Company upon receipt of a Shelf Request from such Holder.

“Ordinary Course Filings” shall mean any filing by the Company under the Exchange Act that does not relate to the terms of the Securities, the terms of the Exchange Offer or the plan of distribution set forth in any Shelf Registration Statement.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 2(b) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities and the Guarantees; provided that the Securities and the Guarantees shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities and the Guarantees has become effective under the Securities Act and such Securities and such Guarantees have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities and such Guarantees cease to be outstanding or (iii) except in the case of Securities and Guarantees that otherwise remain Registrable Securities and that are held by an Initial Purchaser and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated.

“Registration Default” shall mean the occurrence of any of the following: (i) the Exchange Offer is not completed on or prior to the Target Registration Date, (ii) the Shelf Registration Statement, if required pursuant to Section 2(b)(i) or Section 2(b)(ii) hereof, has not become effective on or prior to the Target Registration Date, (iii) if the Company receives a Shelf Request pursuant to Section 2(b)(iii), the Shelf Registration Statement required to be filed thereby has not become effective by the later of (a) the Target Registration Date and (b) 90 days after delivery of such Shelf Request, or (iv) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable (other than during a Suspension Period), at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period. A Registration Default with respect to the Securities will constitute a Registration Default with respect to the Initial Securities and vice versa.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable, documented fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Participating Holders holding a majority of the aggregate principal amount of Registrable Securities held by such Participating Holders and which counsel may also be counsel for the Initial Purchasers) in connection with such Shelf Registration Statement and (viii) the fees and disbursements of the independent registered public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by a majority in aggregate principal amount of the Registrable Securities held by the Participating Holders) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Suspension Notice” shall have the meaning set forth in Section 2(d) hereof.

“Suspension Period” shall have the meaning set forth in Section 2(d) hereof.

“Target Registration Date” shall mean 365 days after the Closing Date.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantors shall use their commercially reasonable efforts to (x) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (y) have such Registration Statement become and remain effective until the earlier of (i) 180 days after the last Exchange Date for use by one or more participating Broker-Dealers and (ii) the date on which a Participating Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date.

The Company and the Guarantors shall commence the Exchange Offer by mailing or making available the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)	that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)	the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed or made available) (the “Exchange Dates”);

(iii)	that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv)	that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v)	that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address specified in the notice, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (1) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (2) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (3) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or any Guarantor, (4) if such Holder is not a broker-dealer, it is not engaged and does not intend to engage in the distribution of Exchange Securities, (5) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities and (6) it is not acting on behalf of any Person that could not truthfully make the representations set forth in clauses (1) to (5) of this paragraph.

As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(I)	accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(II)	deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Company and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

(b) In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) hereof is not available or the Exchange Offer may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by the Target Registration Date or (iii) the Company receives a written request (a “Shelf Request”) from any Holder representing that it (A) is prohibited by applicable law or SEC policy from participating in the Exchange Offer, (B) may not resell any Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, (C) is a broker-dealer and holds Registrable Securities acquired directly from the Company, or (D) is an affiliate of the Company and will not receive Exchange Securities in the Exchange Offer that may be freely transferred without restriction under the federal securities laws, the Company and the Guarantors shall use their commercially reasonable efforts to cause to be filed as soon as practicable after such determination, date or Shelf Request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement become effective; provided that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Company as is contemplated by Section 3(b) hereof.

In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use their commercially reasonable efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) hereof with respect to Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Company and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the Securities cease to be Registrable Securities (the “Shelf Effectiveness Period”) or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or the date 171 days after the date the Securities can be sold freely by an affiliate pursuant to Rule 144 under the Securities Act. Except during a Suspension Period, the Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Participating Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement and the fees and disbursements of any counsel or other advisor or experts retained by such Holders (severally or jointly), other than the counsel specifically referred to in clause (vii) of the definition of “Registration Expenses.”

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

If a Registration Default occurs, the interest rate on the Registrable Securities will be increased (“Additional Interest”) by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 1.00% per annum. A Registration Default ends when the Securities cease to be Registrable Securities or when the Shelf Registration Statement is no longer required to be effective or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Exchange Offer is completed, (2) in the case of a Registration Default under clause (ii) or clause (iii) of the definition thereof, when the Shelf Registration Statement becomes effective or (3) in the case of a Registration Default under clause (iv) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default. Any Additional Interest paid in accordance with this Section 2(d) shall be liquidated damages and shall be the sole and exclusive remedy of the Holders for each and any Registration Default.

(e) Notwithstanding any provision in this Agreement to the contrary, the Company and the Guarantors shall be permitted by notice to the Participating Holders (a “Suspension Notice”) to suspend the use of a Shelf Registration Statement or the related Prospectus (which, for this purpose, includes the Prospectus included in the Exchange Offer Registration Statement following the completion of the Exchange Offer) for a period not to exceed 30 consecutive calendar days or an aggregate of 60 calendar days in any twelve-month period (a “Suspension Period”), if, in the Company’s good faith determination, the continued effectiveness of such Shelf Registration Statement and the use of the related Prospectus would require the public disclosure of material non-public information of the Company. As promptly as practicable following its good faith determination that the event causing the Suspension Period set forth in the preceding sentence no longer exists, the Company and the Guarantors shall terminate the Suspension Period and notify each Participating Holder of such termination; provided however that during a Suspension Period, the Company and the Guarantors will pay any required Additional Interest in accordance with Section 2(d).

3. Registration Procedures. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall:

(i) use their commercially reasonable efforts to prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (A) shall be selected by the Company and the Guarantors, (B) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Participating Holders thereof and (C) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(a)(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii) to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Company or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv) in the case of a Shelf Registration, furnish to each Participating Holder, to counsel for the Initial Purchasers, to counsel for such Participating Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto, as such Participating Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(c) hereof, the Company and the Guarantors consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v) use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Participating Holder shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Participating Holders in connection with any filings required to be made with FINRA; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Participating Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Participating Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(vi) notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Participating Holder and counsel for such Participating Holders promptly and, if requested by any such Participating Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, other than with respect to Ordinary Course Filings incorporated by reference therein, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing Prospectus or for additional information after the Registration Statement has become effective, other than with respect to Ordinary Course Filings incorporated by reference therein, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) unless the Company and the Guarantors have delivered a Suspension Notice, of the happening (but not the nature) of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein, in the light of the circumstances in which they were made in the case of the Prospectus or any Free Writing Prospectus, not misleading and (5) unless the Company and the Guarantors have delivered a Suspension Notice, of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate;

(vii) use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Registration Statement on the proper form, at the earliest practicable moment and provide prompt notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(viii) in the case of a Shelf Registration, furnish or make available to each Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix) in the case of a Shelf Registration, cooperate with the Participating Holders of Registrable Securities in certificated form, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities in certificated form, if any;

(x) upon the occurrence of any event contemplated by Section 3(a)(vi)(4) hereof other than during a Suspension Period or for which the Company and the Guarantors have delivered a Suspension Notice, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to the applicable Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Participating Holders (in the case of a Shelf Registration Statement) and the Initial Purchasers and any Participating Broker-Dealers known to the Company (in the case of an Exchange Offer Registration Statement) to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Participating Holders, such Participating Broker-Dealers and the Initial Purchasers, as applicable, hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Company and the Guarantors have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission; provided that the obligations under this Section 3(a)(x) with respect to the Exchange Offer Registration Statement shall terminate at the end of the period set forth in Section 2(a)(y) of this Agreement;

(xi) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus, other than any Ordinary Course Filing that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus after the initial filing of a Registration Statement, provide copies of such document to counsel for the Initial Purchasers for distribution to the Initial Purchasers (and, in the case of a Shelf Registration Statement, to counsel for the Participating Holders for distribution to the Participating Holders) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) available for discussion of such document; and the Company and the Guarantors shall not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus or a Free Writing Prospectus, other than any Ordinary Course Filing that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) shall reasonably object;

(xii) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xiii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv) in the case of a Shelf Registration, make available for inspection by a representative of the Participating Holders (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and not more than one law firm or accounting firm designated by a majority in aggregate principal amount of the Securities held by the participating Holders and not more than one law firm or accounting firm designated by such Underwriters, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries, and cause the respective officers, directors and employees of the

Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement, in each case as is customary for “due diligence” examinations in the context of underwritten offerings; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Participating Holder or Underwriter;

(xv) in the case of a Shelf Registration, if reasonably requested by any Participating Holder, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Participating Holder as such Participating Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as promptly as practicable after the Company has received notification of the matters to be so included in such filing;

(xvi) in the case of a Shelf Registration, in the case of a Shelf Registration, enter into such customary agreements and take all such other commercially reasonable actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities pursuant to such Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Participating Holders and Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Securities and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Participating Holders and such Underwriters and their respective counsel) addressed to each Participating Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Securities, (3) obtain “comfort” letters from the independent registered public accountants of the Company and the Guarantors (and, if necessary, any other registered public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings of debt securities similar to the Securities, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings of debt securities similar to the Securities, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and; and

(xvii) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon becoming a Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart to the Initial Purchasers no later than five Business Days following the execution thereof.

(b) In the case of a Shelf Registration Statement, the Company and the Guarantors may require each Holder of Registrable Securities to furnish to the Company and the Guarantors a Notice and Questionnaire and such other information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing.

(c) Each Participating Holder agrees that, upon receipt of any Suspension Notice or any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(3) or Section 3(a)(vi)(4) hereof, such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Participating Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof or notice of the termination of the related Suspension Period and, if so directed by the Company and the Guarantors, such Participating Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Participating Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering.

4. Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) hereof), in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4.

(c) The Initial Purchasers shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) hereof.

5. Indemnification and Contribution. (a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such reasonable fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Company in writing through J.P. Morgan or any selling Holder, respectively, expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent in such proceeding the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by J.P. Morgan, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company, the Guarantors and the Holders each agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. General.

(a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other Persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement, the Indenture or the Securities Act. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

(j) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GROUP 1 AUTOMOTIVE, INC.

By	/s/ John C. Rickel
Name: John C. Rickel
Title: Chief Financial Officer

Signature Page to Registration Rights Agreement

GUARANTORS:
Advantagecars.com, Inc., a Delaware corporation
Amarillo Motors-F, Inc., a Delaware corporation
Bob Howard Automotive-East, Inc., an Oklahoma corporation
Bob Howard Chevrolet, Inc., an Oklahoma corporation
Bob Howard Dodge, Inc., an Oklahoma corporation
Bob Howard Motors, Inc., an Oklahoma corporation
Bob Howard Nissan, Inc., an Oklahoma corporation
Bohn Holdings, Inc., a Delaware corporation
Casa Chevrolet Inc., a New Mexico corporation
Casa Chrysler Plymouth Jeep Inc., a New Mexico corporation
Chaperral Dodge, Inc.,
a Delaware corporation
Danvers-N, Inc., a Delaware corporation
Danvers-NII, Inc., a Delaware corporation
Danvers-S, Inc., a Delaware corporation
Danvers-SB, Inc., a Delaware corporation
Danvers-T, Inc., a Delaware corporation
Danvers-TII, Inc., a Delaware corporation
Danvers-TIII, Inc., a Delaware corporation
Danvers-TL, Inc., a Delaware corporation
FMM, Inc., a California corporation
GPI AL-N, Inc., a Delaware corporation
GPI CA-DMII, Inc., a Delaware corporation
GPI CA-F, Inc., a Nevada corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to Registration Rights Agreement

GPI CA-NIII, Inc.,
a Delaware corporation
GPI CA-SH, Inc., a Nevada corporation
GPI CA-SV, Inc., a Delaware corporation
GPI CA-TII, Inc., a Delaware corporation
GPI CC, Inc., a Delaware corporation
GPI GA Holdings, Inc., a Delaware corporation
GPI KS Motors, Inc., a Delaware corporation
GPI KS-SB, Inc., a Delaware corporation
GPI KS-SH, Inc., a Delaware corporation
GPI KS-SK, Inc., a Delaware corporation
GPI MD-SB, Inc., a Delaware corporation
GPI MS-H, Inc., a Delaware corporation
GPI MS-N, Inc., a Delaware corporation
GPI MS-SK, Inc., a Delaware corporation
GPI NH-T, Inc., a Delaware corporation
GPI NH-TL, Inc., a Delaware corporation
GPI NY Holdings, Inc., a Nevada corporation
GPI OK-HII, Inc., a Nevada corporation
GPI OK-SH, Inc., a Delaware corporation
GPI SAC-T, Inc., a Delaware corporation
GPI SC, Inc., a Delaware corporation
GPI SC Holdings, Inc., a Delaware corporation
GPI SD-DC, Inc., a Delaware corporation
GPI TX-ARGMIII, Inc., a Nevada corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to Registration Rights Agreement

GPI TX-DMII, Inc.,
a Nevada corporation
GPI TX-EPGM, Inc., a Delaware corporation
GPI TX-F, Inc., a Delaware corporation
GPI TX-FII, Inc., a Delaware corporation
GPI TX-HGM, Inc., a Delaware corporation
GPI TX-HGMII, Inc., a Nevada corporation
GPI TX-NVI, Inc., a Nevada corporation
GPI TX-SBII, Inc.,
a Delaware corporation
GPI TX-SBIII, Inc., a Nevada corporation
GPI TX-SHII, Inc., a Delaware corporation
GPI TX-SK, Inc., a Delaware corporation
GPI TX-SKII, Inc., a Nevada corporation
GPI TX-SV, Inc., a Delaware corporation
GPI TX-SVII, Inc., a Delaware corporation
GPI TX-SVIII, Inc., a Delaware corporation
Group 1 Associates, Inc., a Delaware corporation
Group 1 FL Holdings, Inc., a Delaware corporation
Group 1 Funding, Inc., a Delaware corporation
Group 1 LP Interests-DC, Inc., a Delaware corporation
Group 1 Realty, Inc., a Delaware corporation
Howard-GM II, Inc., a Delaware corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to Registration Rights Agreement

Howard-GM, Inc.,
a Delaware corporation
Howard-H, Inc., a Delaware corporation
Howard-HA, Inc.,
a Delaware corporation
Howard-SB, Inc., a Delaware corporation
Kutz-N, Inc., a Delaware corporation
Lubbock Motors, Inc., a Delaware corporation
Lubbock Motors-F, Inc., a Delaware corporation
Lubbock Motors-GM, Inc., a Delaware corporation
Lubbock Motors-S, Inc., a Delaware corporation
Lubbock Motors-SH, Inc., a Delaware corporation
Lubbock Motors-T, Inc., a Delaware corporation
Maxwell Ford, Inc., a Delaware corporation
Maxwell-GMII, Inc., a Delaware corporation
Maxwell-N, Inc.,
a Delaware corporation
Maxwell-NII, Inc., a Delaware corporation
McCall-F, Inc., a Delaware corporation
McCall-H, Inc., a Delaware corporation
McCall-HA, Inc., a Delaware corporation
McCall-N, Inc., a Delaware corporation
McCall-SB Inc., a Delaware corporation
McCall-T, Inc., a Delaware corporation
McCall-TII, Inc., a Delaware corporation
McCall-TL, Inc., a Delaware corporation
Mike Smith Automotive-H, Inc., a Delaware corporation
Mike Smith Automotive-N, Inc., a Texas corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to Registration Rights Agreement

Mike Smith Autoplaza, Inc.,
a Texas corporation
Mike Smith Autoplex Dodge, Inc., a Texas corporation
Mike Smith Autoplex, Inc., a Texas corporation
Mike Smith Autoplex-German Imports, Inc., a Texas corporation
Mike Smith Imports, Inc., a Texas corporation
Millbro, Inc., a California corporation
Miller Automotive Group, Inc., a California corporation
Miller Family Company, Inc., a California corporation
Miller Infiniti, Inc., a California corporation
Miller Nissan, Inc., a California corporation
Miller-DM, Inc., a Delaware corporation
NJ-DM, Inc., a Delaware corporation
NJ-H, Inc., a Delaware corporation
NJ-HA, Inc., a Delaware corporation
NJ-HAII, Inc.,
a Delaware corporation
NJ-HII, Inc., a Delaware corporation
NJ-SB, Inc., a Delaware corporation
NJ-SV, Inc., a Delaware corporation
NY-SBII, Inc., a Delaware corporation
Rockwall Automotive-F, Inc., a Delaware corporation
Sunshine Buick Pontiac GMC Truck, Inc., a New Mexico corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to Registration Rights Agreement

Baron Development Company, LLC,
a Kansas limited liability company
Baron Leasehold, LLC, a Kansas limited liability company

By:	Baron Development Company, LLC,
a Kansas limited liability company, its Sole Member
G1R Florida, LLC, a Delaware limited liability company
G1R Mass, LLC, a Delaware limited liability company
Ivory Auto Properties of South Carolina, LLC, a South Carolina limited liability company
Tate CG, L.L.C., a Maryland limited liability company

By:	Group 1 Realty, Inc.,
a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Bohn Holdings, LLC, a Delaware limited liability company

By:	Bohn Holdings, Inc.,
a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Bohn-FII, LLC, a Delaware limited liability company
GPI LA-FII, LLC, a Delaware limited liability company
GPI LA-SH, LLC, a Delaware limited liability company
Harvey GM, LLC, a Delaware limited liability company
Harvey Operations-T, LLC, a Delaware limited liability company

By:	Bohn Holdings, LLC,
a Delaware limited liability company, its Sole Member

	By:	Bohn Holdings, Inc.,
a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to Registration Rights Agreement

Harvey Ford, LLC,
a Delaware limited liability company

By:	Bohn-FII, LLC,
a Delaware limited liability company, its Sole Member
	By:		Bohn Holdings, LLC,
a Delaware limited liability company, its Sole Member
		By:	Bohn Holdings, Inc.,
a Delaware corporation, its Sole Member

	By:		/s/ Darryl M. Burman
Darryl M. Burman, Vice President

GPI AL-SB, LLC, a Delaware limited liability company

By:	GPI AL-N, Inc.
a Delaware corporation, its Sole Member

	By:		/s/ Darryl M. Burman
Darryl M. Burman, Vice President

GPI GA Liquidation, LLC, a Delaware limited liability company
GPI GA-CGM, LLC, a Nevada limited liability company
GPI GA-DM, LLC, a Delaware limited liability company
GPI GA-F, LLC, a Delaware limited liability company
GPI GA-FII, LLC, a Delaware limited liability company
GPI GA-FIII, LLC, a Delaware limited liability company
GPI GA-FM, LLC, a Nevada limited liability company
GPI GA-FV, LLC, a Nevada limited liability company
GPI GA-SU, LLC, a Nevada limited liability company
GPI GA-T, LLC, a Delaware limited liability company
GPI GA-TII, LLC, a Nevada limited liability company

By:	GPI GA Holdings, Inc.
a Delaware corporation, its Sole Member

	By:		/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to Registration Rights Agreement

GPI NY-DM, LLC,
a Nevada limited liability company
GPI NY-FV, LLC, a Nevada limited liability company
GPI NY-SB, LLC, a Nevada limited liability company

By:	GPI NY Holdings, Inc.
a Nevada corporation, its Sole Member

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

GPI SC-A, LLC, a Delaware limited liability company
GPI SC-SB, LLC, a Delaware limited liability company
GPI SC-SBII, LLC, a Delaware limited liability company
GPI SC-T, LLC, a Delaware limited liability company

By:	GPI SC Holdings, Inc.
a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Courtesy Ford, LLC, a Delaware limited liability company
GPI FL-A, LLC, a Nevada limited liability company
GPI FL-H, LLC, a Delaware limited liability company
GPI FL-VW, LLC, a Delaware limited liability company
GPI FL-VWII, LLC, a Delaware limited liability company
Key Ford, LLC, a Delaware limited liability company
Koons Ford, LLC, a Delaware limited liability company

By:	Group 1 FL Holdings, Inc.,
a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to Registration Rights Agreement

Danvers-SU, LLC,
a Delaware limited liability company
By:	Group 1 Holdings-S, L.L.C.,
a Delaware corporation, its Sole Member
Group 1 Holdings-DC, L.L.C., a Delaware limited liability company
Group 1 Holdings-F, L.L.C., a Delaware limited liability company
Group 1 Holdings-GM, L.L.C., a Delaware limited liability company
Group 1 Holdings-H, L.L.C., a Delaware limited liability company
Group 1 Holdings-N, L.L.C., a Delaware limited liability company
Group 1 Holdings-S, L.L.C., a Delaware limited liability company
Group 1 Holdings-T, L.L.C., a Delaware limited liability company
Howard-DCIII, LLC, a Delaware limited liability company

By:	Group 1 Automotive, Inc.,
a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Group 1 Associates Holdings, LLC, a Delaware limited liability company

By:	Group 1 Associates, Inc.,
a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Ira Automotive Group, LLC,
a Delaware limited liability company

By:	Danvers-T, Inc.,
a Delaware corporation, its Sole Member

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to Registration Rights Agreement

GPI, Ltd.,
a Texas limited partnership
Rockwall Automotive-DCD, Ltd., a Texas limited partnership

By:	Group 1 LP Interests-DC, Inc.,
a Delaware corporation, its General Partner

	By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Initial Purchasers

By	/s/ Andres Guaida
Authorized Signatory

Signature Page to Registration Rights Agreement

Schedule 1

Initial Guarantors

Company Name	Jurisdiction Organized	Jurisdiction - Foreign Qualification
Advantagecars.com, Inc.	Delaware	Texas
Amarillo Motors-F, Inc.	Delaware	Texas
Baron Development Company, LLC	Kansas
Baron Leasehold, LLC	Kansas
Bob Howard Automotive-East, Inc.	Oklahoma
Bob Howard Chevrolet, Inc.	Oklahoma
Bob Howard Dodge, Inc.	Oklahoma
Bob Howard Motors, Inc.	Oklahoma
Bob Howard Nissan, Inc.	Oklahoma
Bohn Holdings, Inc.	Delaware
Bohn Holdings, LLC	Delaware	Louisiana
Bohn-FII, LLC	Delaware	Louisiana
Casa Chevrolet Inc.	New Mexico
Casa Chrysler Plymouth Jeep Inc.	New Mexico
Chaperral Dodge, Inc.	Delaware	Texas
Courtesy Ford, LLC	Delaware	Florida
Danvers-N, Inc.	Delaware	Massachusetts
Danvers-NII, Inc.	Delaware	Massachusetts
Danvers-S, Inc.	Delaware	Massachusetts
Danvers-SB, Inc.	Delaware	New Hampshire
Danvers-SU, LLC	Delaware	Massachusetts
Danvers-T, Inc.	Delaware	Massachusetts
Danvers-TII, Inc.	Delaware	Massachusetts
Danvers-TIII, Inc.	Delaware	Massachusetts
Danvers-TL, Inc.	Delaware	Massachusetts
FMM, Inc.	California
G1R Florida, LLC	Delaware	Florida
G1R Mass, LLC	Delaware	Massachusetts
GPI AL-N, Inc.	Delaware	Alabama
GPI AL-SB, LLC	Delaware	Alabama
GPI CA-DMII, Inc.	Delaware	California
GPI CA-F, Inc.	Nevada	California
GPI CA-NIII, Inc.	Delaware	California
GPI CA-SH, Inc.	Nevada	California
GPI CA-SV, Inc.	Delaware	California
GPI CA-TII, Inc.	Delaware	California
GPI CC, Inc.	Delaware	Texas
GPI FL-A, LLC	Nevada	Florida
GPI FL-H, LLC	Delaware	Florida
GPI FL-VW, LLC	Delaware	Florida
GPI FL-VWII, LLC	Delaware	Florida
GPI GA Holdings, Inc.	Delaware	Georgia
GPI GA Liquidation, LLC	Delaware
GPI GA-CGM, LLC	Nevada	Georgia
GPI GA-DM, LLC	Delaware	Georgia

Company Name	Jurisdiction Organized	Jurisdiction - Foreign Qualification
GPI GA-F, LLC	Delaware	Georgia
GPI GA-FII, LLC	Delaware	Georgia
GPI GA-FIII, LLC	Delaware	Georgia
GPI GA-FM, LLC	Nevada	Georgia
GPI GA-FV, LLC	Nevada	Georgia
GPI GA-SU, LLC	Nevada	Georgia
GPI GA-T, LLC	Delaware	Georgia
GPI GA-TII, LLC	Nevada	Georgia
GPI KS Motors, Inc.	Delaware	Kansas
GPI KS-SB, Inc.	Delaware	Kansas
GPI KS-SH, Inc.	Delaware	Kansas
GPI KS-SK, Inc.	Delaware	Kansas
GPI LA-FII, LLC	Delaware	Louisiana
GPI LA-SH, LLC	Delaware	Louisiana
GPI MD-SB, Inc.	Delaware	Maryland
GPI MS-H, Inc.	Delaware	Mississippi
GPI MS-N, Inc.	Delaware	Mississippi
GPI MS-SK, Inc.	Delaware	Mississippi
GPI NH-T, Inc.	Delaware	New Hampshire
GPI NH-TL, Inc.	Delaware	New Hampshire
GPI NY Holdings, Inc.	Nevada	New York
GPI NY-DM, LLC	Nevada	New York
GPI NY-FV, LLC	Nevada	New York
GPI NY-SB, LLC	Nevada	New York
GPI OK-HII, Inc.	Nevada	Oklahoma
GPI OK-SH, Inc.	Delaware	Oklahoma
GPI SAC-T, Inc.	Delaware	California
GPI SC Holdings, Inc.	Delaware	South Carolina
GPI SC, Inc.	Delaware	Texas
GPI SC-A, LLC	Delaware	South Carolina
GPI SC-SB, LLC	Delaware	South Carolina
GPI SC-SBII, LLC	Delaware	South Carolina
GPI SC-T, LLC	Delaware	South Carolina
GPI SD-DC, Inc.	Delaware	California
GPI TX-ARGMIII, Inc.	Nevada	Texas
GPI TX-DMII, Inc.	Nevada	Texas
GPI TX-EPGM, Inc.	Delaware	Texas
GPI TX-F, Inc.	Delaware	Texas
GPI TX-FII, Inc.	Delaware	Texas
GPI TX-HGM, Inc.	Delaware	Texas
GPI TX-HGMII, Inc.	Nevada	Texas
GPI TX-NVI, INC.	Nevada	Texas
GPI TX-SBII, Inc.	Delaware	Texas
GPI TX-SBIII, Inc.	Nevada	Texas
GPI TX-SHII, Inc.	Delaware	Texas
GPI TX-SK, Inc.	Delaware	Texas
GPI TX-SKII, Inc.	Nevada	Texas
GPI TX-SV, Inc.	Delaware	Texas
GPI TX-SVII, Inc.	Delaware	Texas
GPI TX-SVIII, Inc.	Delaware	Texas
GPI, Ltd.	Texas
Group 1 Associates Holdings, LLC	Delaware

Company Name	Jurisdiction Organized	Jurisdiction - Foreign Qualification
Group 1 Associates, Inc.	Delaware	Texas
Group 1 FL Holdings, Inc.	Delaware	Florida
Group 1 Funding, Inc.	Delaware
Group 1 Holdings-DC, L.L.C.	Delaware
Group 1 Holdings-F, L.L.C.	Delaware
Group 1 Holdings-GM, L.L.C.	Delaware
Group 1 Holdings-H, L.L.C.	Delaware
Group 1 Holdings-N, L.L.C.	Delaware
Group 1 Holdings-S, L.L.C.	Delaware
Group 1 Holdings-T, L.L.C.	Delaware
Group 1 LP Interests-DC, Inc.	Delaware
Group 1 Realty, Inc. Note: Registered as G1R New Hampshire in New Hampshire Registered as Group 1 Realty, Inc. of Delaware in Louisiana	Delaware	Alabama, California, Florida, Georgia, Kansas, Louisiana, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York Oklahoma, South Carolina, Texas
Harvey Ford, LLC	Delaware	Louisiana
Harvey GM, LLC	Delaware	Louisiana
Harvey Operations-T, LLC	Delaware	Louisiana
Howard-DCIII, LLC	Delaware	Oklahoma
Howard-GM II, Inc.	Delaware	Oklahoma
Howard-GM, Inc.	Delaware	Oklahoma
Howard-H, Inc.	Delaware	Oklahoma
Howard-HA, Inc.	Delaware	Oklahoma
Howard-SB, Inc.	Delaware	Oklahoma
Ira Automotive Group, LLC	Delaware	Massachusetts
Ivory Auto Properties of South Carolina, LLC	South Carolina
Key Ford, LLC	Delaware	Florida
Koons Ford, LLC	Delaware	Florida
Kutz-N, Inc	Delaware	Texas
Lubbock Motors, Inc.	Delaware	Texas
Lubbock Motors-F, Inc.	Delaware	Texas
Lubbock Motors-GM, Inc.	Delaware	Texas
Lubbock Motors-S, Inc.	Delaware	Texas
Lubbock Motors-SH, Inc.	Delaware	Texas
Lubbock Motors-T, Inc.	Delaware	Texas
Maxwell Ford, Inc.	Delaware	Texas
Maxwell-GMII, Inc.	Delaware	Texas
Maxwell-N, Inc.	Delaware	Texas
Maxwell-NII, Inc.	Delaware	Texas
McCall-F, Inc.	Delaware	Texas
McCall-H, Inc.	Delaware	Texas
McCall-HA, Inc.	Delaware	Texas
McCall-N, Inc.	Delaware	Texas
McCall-SB Inc.	Delaware	Texas
McCall-T, Inc.	Delaware	Texas
McCall-TII, Inc.	Delaware	Texas
McCall-TL, Inc.	Delaware	Texas
Mike Smith Automotive-H, Inc.	Delaware	Texas

Company Name	Jurisdiction Organized	Jurisdiction - Foreign Qualification
Mike Smith Automotive-N, Inc.	Texas
Mike Smith Autoplaza, Inc.	Texas
Mike Smith Autoplex Dodge, Inc.	Texas
Mike Smith Autoplex, Inc.	Texas
Mike Smith Autoplex-German Imports, Inc.	Texas
Mike Smith Imports, Inc.	Texas
Millbro, Inc.	California
Miller Automotive Group, Inc.	California
Miller Family Company, Inc.	California
Miller Infiniti, Inc.	California
Miller Nissan, Inc.	California
Miller-DM, Inc.	Delaware	California
NJ-DM, Inc.	Delaware	New Jersey
NJ-H, Inc.	Delaware	New Jersey
NJ-HA, Inc.	Delaware	New Jersey
NJ-HAII, Inc.	Delaware	New Jersey
NJ-HII, Inc.	Delaware	New Jersey
NJ-SB, Inc.	Delaware	New Jersey
NJ-SV, Inc.	Delaware	New Jersey
NY-SBII, Inc.	Delaware	New York
Rockwall Automotive-DCD, Ltd.	Texas
Rockwall Automotive-F, Inc.	Delaware	Texas
Sunshine Buick Pontiac GMC Truck, Inc.	New Mexico
Tate CG, L.L.C.	Maryland

Annex A

Counterpart to Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor (as defined in the Registration Rights Agreement, dated September 9, 2014 by and among Group 1 Automotive, Inc., a Delaware corporation, the guarantors party thereto and J.P. Morgan Securities LLC, on behalf of itself and the other Initial Purchasers) to be bound by the terms and provisions of such Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of                         , 201    .

[GUARANTOR]

By
Name:
Title: